Pax World Funds Series Trust I and
Pax World Funds Series Trust III

Supplement Dated June 21, 2021
to the Prospectus and Statement of Additional Information,
each dated May 1, 2021

Effective June 22, 2021, Christine Cappabianca will become a Portfolio Manager of Pax Ellevate Global Women’s Leadership Fund, Pax Global Sustainable Infrastructure Fund, Pax U.S. Sustainable Economy Fund, and Pax International Sustainable Economy Fund. Andrew Braun will remain a Portfolio Manager of Pax Large Cap Fund and Pax Sustainable Allocation Fund, and Barbara Browning will remain a Portfolio Manager of Pax Large Cap Fund. Accordingly, the Prospectus and Statement of Additional Information will be amended as follows:

Prospectus

Pages 31 and 39

Under Portfolio Managers, the table of Portfolio Managers will be deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Christine Cappabianca	2021	Portfolio Manager
Scott LaBreche	2021	Portfolio Manager

Under Portfolio Managers, the table of Portfolio Managers will be deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Christine Cappabianca	2021	Portfolio Manager
Scott LaBreche	2014	Portfolio Manager

Under Portfolio Managers, the table of Portfolio Managers will be deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Christine Cappabianca	2021	Portfolio Manager
Scott LaBreche	2015	Portfolio Manager

Pages 136 - 139

Under Management, Organization and Capital Structure, in the section entitled Portfolio Managers, the following changes apply:

The following paragraph will be added in alphabetical order:

Christine Cappabianca is a Portfolio Manager of the Global Women’s Fund, the Global Sustainable Infrastructure Fund, the U.S. Sustainable Economy Fund and the International Sustainable Economy Fund. Christine joined IAM in 2021. Prior to joining the Adviser, Ms. Cappabianca spent 14 years with BNY Mellon Investment Management, where she held several positions, most recently as senior quantitative research analyst and portfolio manager for the firm’s Internet of Things, Blockchain Innovation, U.S. Manufacturing and Smart Cures Innovation thematic strategies. She also served as the ESG data expert on Mellon’s ESG Council. Ms. Cappabianca has a Bachelor of Arts in Economics from Harvard University and a Master of Science in Investment Management from Boston University. She holds the Sustainability Accounting Standards Board Fundamentals of Sustainability Accounting Credential.

The second full paragraph in the section will be replaced in its entirety with the following:

Andrew Braun is a Portfolio Manager of the Sustainable Allocation Fund and the Large Cap Fund. Mr. Braun joined IAM in 2017. Prior to joining the Adviser, Andrew was Managing Director on the Value Equity Team at Goldman, Sachs & Co., where he led a team of 30 portfolio managers and analysts. Mr. Braun joined Goldman, Sachs & Co. as a Product Development Associate in the Product Development Group in 1993. He was promoted to Portfolio Manager in 2001 and served as Co-Chief Investment Officer from 2008 to 2014. Prior to joining Goldman, Sachs & Co., Mr. Braun was a Financial Analyst in the Corporate Finance Division at Dillon, Read & Co. Inc. Mr.

Braun has a Bachelor of Arts in Economics from Harvard College and a Master of Business Administration in Finance and Economics from the Stern School of Business at New York University.

The third full paragraph in the section will be replaced in its entirety with the following:

Barbara Browning, CFA is a Portfolio Manager of the Large Cap Fund. Barbara joined IAM in 2017. Prior to joining the Adviser, Ms. Browning was Vice President and Senior Portfolio Manager at RBC Global Asset Management, Inc., where she co-managed Diversified Core, Concentrated Core and Diversified Large Cap Value Equity funds. Prior to joining RBC Global Asset Management, Inc., Ms. Browning was a Senior Portfolio Manager and Investment Officer at National City Bank, a Senior Research Analyst at Banc One Investment Advisors Corporation and prior to that, held various equity research positions. Ms. Browning has a Bachelor of Arts in Economics from Ohio State University, where she graduated cum laude. She is a CFA charterholder.

Statement of Additional Information

The first paragraph and table under Portfolio Managers, in the section entitled – Other Accounts Managed, will be replaced in its entirety with the following:

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Pax World Funds. The information is as of December 31, 2020, unless otherwise stated, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Andrew Braun	2	$ 1.9	0	$ 0	0	$ 0
Barbara Browning	2	$ 1.9	0	$ 0	0	$ 0
Christina Cappabianca[1]	0	$ 0	0	$ 0	0	$ 0
Scott LaBreche	0	$ 0	1	$ 20.0	0	$ 0
Nathan Moser	4	$ 9.7	0	$ 0	0	$ 0
Peter Schwab	0	$ 0	1	$ 57.5	0	$ 0
Kent Siefers	0	$ 0	1	$ 57.5	0	$ 0
Anthony Trzcinka	0	$ 0	1	$ 57.5	0	$ 0

[1]	The information provided for Ms. Cappabianca is as of June 1, 2021.

The section entitled Portfolio Managers – Ownership of Securities is replaced in its entirety with the following:

As of December 31, 2020 (and as of June 1, 2021 with respect to Ms. Cappabianca), (i) the dollar value of shares of the Large Cap Fund owned beneficially by Andrew Braun was $100,001-$500,000; and by Barbara Browning was $10,001-$50,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $50,001-$100,000; (iii) the dollar value of shares of the U.S. Sustainable Economy Fund owned beneficially by Christine Cappabianca was

$0; and by Scott LaBreche was $0; (iv) the dollar value of shares of the Global Sustainable Infrastructure Fund owned beneficially by Christine Cappabianca was $0; and by Scott LaBreche was $0; (v) the dollar value of shares of the International Sustainable Economy owned beneficially by Christine Cappabianca was $0; and by Scott LaBreche was $10,001-$50,000; (vi) the dollar value of shares of the Global Women’s Fund owned beneficially by Christine Cappabianca was $0 and by Scott LaBreche was $10,001-$50,000; (vii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0; by Sid Jha was $0; and by David Winborne was $0; (viii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $0; (xi) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001-$1,000,000; and by Kent Siefers was $1-$10,000; (xii) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Andrew Braun was $100,001-$500,000; by Nathan Moser was $50,001-$100,000; by Peter Schwab was $100,001-$500,000; and by Anthony Trzcinka was $100,001-$500,000.

The following is added to Appendix A (page 183) of the Prospectus:

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

Effective on or after June 1, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or statement of additional information (“SAI”) or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

●

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying

Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

●	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.

●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).

●

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

●	Shares exchanged in an Edward Jones fee-based program.

●	Shares acquired through NAV reinstatement.

●	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250

●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o	A fee-based account held on an Edward Jones platform

o	A 529 account held on an Edward Jones platform

o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

PAX062121